UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 7, 2010

Nexxus Lighting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

124 Floyd Smith Drive, Suite 300, Charlotte, North Carolina	28262
(Address of Principal Executive Offices)	(Zip Code)

(704) 405-0416

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 21, 2010, the Audit Committee of the Board of Directors of Nexxus Lighting, Inc. (the “Company”) approved the engagement of McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm for the year ending December 31, 2010, subject to completion of McGladrey’s prospective client evaluation process. McGladrey informed the Company that it completed its prospective client evaluation process on July 7, 2010.

During the Company’s two most recent fiscal years ended December 31, 2009 and December 31, 2008 and from January 1, 2010 through July 7, 2010, neither the Company nor anyone on its behalf consulted McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

On July 8, 2010, the Audit Committee of the Board of Directors of the Company dismissed Cross, Fernandez & Riley, LLP (“CFR”) as the Company’s independent registered public accounting firm.

The reports of CFR on the consolidated financial statements of the Company for the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2009 and December 31, 2008 and from January 1, 2010 through July 7, 2010, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with CFR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to CFR’s satisfaction, would have caused CFR to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided CFR with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested CFR to furnish the Company with a letter addressed to the SEC stating whether or not CFR agrees with the above statements. A copy of CFR’s letter dated July 9, 2010 is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter from Cross, Fernandez & Riley, LLP to the Securities and Exchange Commission dated July 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2010	NEXXUS LIGHTING, INC.

	By:	/s/ Gary R. Langford
Name: Gary R. Langford
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Cross, Fernandez & Riley, LLP to the Securities and Exchange Commission dated July 9, 2010.